U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 31, 2003

                             MCCARTHY GRENACHE, INC.

             (Exact name of registrant as specified in its charter)



                               Nevada 88-0412635
          (State of organization) (I.R.S. Employer Identification No.)

                 3651 Lindell Road, Suite A, Las Vegas, NV 89103
                    (Address of principal executive offices)

      Registrant's telephone number, including area code (323) 822-1750/80





Item 1. Changes in Control of Registrant

See Item 2 herein.

Item 2. Acquisition or Disposition of Assets

An Agreement and Plan of Reorganization (the "Agreement") was made and entered into on December 31, 2003 by and among McCarthy Grenache, Inc., a Nevada corporation (referred to as "McCarthy"), and Bonanza Realty, LLC, a Nevada Limited Liability Company, (referred to as the "LLC"), and the Members of the LLC, and Bonanza Realty, Inc., a Nevada Corporation (referred to as the "the LLC Members").

It was the intention of parties that: (i) McCarthy shall acquire all of the issued and outstanding memberships of the LLC in exchange solely for the number of Memberships of McCarthy's authorized but unissued common stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the "Act") and under the applicable securities laws of each state or jurisdiction where the Members reside.

McCarthy and the LLC Members hereby agreed that the LLC Members shall, on the Closing Date exchange all of their issued and outstanding memberships in the LLC (the "Memberships") for a pro rata distribution of 5,300,0000 shares of previously un-issued McCarthy Common Stock, $0.01 par value.

A copy of the Agreement is attached hereto as Exhibit 99.1.


Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

None.

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors

See Item 1.

Item 7. Financial Statements Pro Forma Financial & Exhibits

Exhibit 99.1


Item 8. Change in Fiscal Year

None


Item 9. Regulation FD Disclosure.


None


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.


None


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
Plan.


None.


Item 12. Results of Operations and Financial Condition.


None.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New McCarthy Grenache
By: /s/ Moshe Schnapp
-----------------------------
Moshe Schnapp, Director

Dated: February 3, 2003

Exhibit 99.1



                             ______________________


                      AGREEMENT AND PLAN OF REORGANIZATION

                                  by and among

                             McCARTHY GRENACHE, INC.

                                   as Acquirer

                               BONANZA REALTY, LLC

                                   as Acquiree

                                       and

                                 the Members of
                               BONANZA REALTY, LLC
                     Bonanza Realty Inc a Nevada Corporation
                      as more particularly set forth herein

                                            _______________________




                                               December 31, 2003



                                      AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered into on December 31, 2003 by and among McCarthy Grenache, Inc., a Nevada corporation (hereinafter referred to as "McCarthy"), and Bonanza Realty, LLC, a Nevada Limited Liability Company, (hereinafter referred to as the "LLC"), and the Members of the LLC, and Bonanza Realty, Inc., a Nevada Corporation(hereinafter referred to as the "the LLC Members").

                                                    RECITALS

          A. The LLC Members own issued and outstanding memberships of the LLC. The sole owner of the LLC Memberships is Bonanza Realty, Inc., a Nevada Corporation.

          B. McCarthy is willing to acquire all of the issued and outstanding memberships of the LLC, making the LLC a wholly-owned subsidiary of McCarthy, and the LLC Members desire to exchange all of their memberships in the LLC for Memberships of McCarthy's authorized but unissued Memberships of Common Stock as hereinafter provided.

          C. It is the intention of the parties hereto that: (i) McCarthy shall acquire all of the issued and outstanding memberships of the LLC in exchange solely for the number of Memberships of McCarthy's authorized but unissued common stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the "Act") and under the applicable securities laws of each state or jurisdiction where the Members reside.

          NOW, therefore, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1.   EXCHANGE OF MEMBERSHIPS

          1.1 Exchange of Memberships. McCarthy and the LLC Members hereby agree that the LLC Members shall, on the Closing Date (as hereinafter defined), exchange all of their issued and outstanding memberships in the LLC (the "Memberships") for a pro rata distribution of 5,300,0000 shares of previously un-issued McCarthy Common Stock, $0.01 par value (the "McCarthy Shares").

          1.2 Delivery of Memberships. On the Closing Date, the LLC Members will deliver to McCarthy the certificates representing the Memberships, duly endorsed (or with executed stock powers) so as to make McCarthy the sole owner thereof. Simultaneously, McCarthy will deliver certificates representing the McCarthy Shares to the LLC Members.

          1.3 Tax-Free Reorganization. The LLC Members acknowledge that, in the event that capital stock of the LLC representing at least 80% in interest of the LLC is not exchanged for Memberships of McCarthy Common Stock pursuant hereto, the Exchange will not qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

          1.4 Investment Intent. The McCarthy Shares have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be resold unless the McCarthy Shares are registered under the Act or an exemption from such registration is available. The LLC Members represent and warrant that each of them is acquiring the McCarthy Shares for his, her, or its own account, for investment, and not with a view to the sale or distribution of the McCarthy Shares. Each certificate representing the McCarthy Shares will have a legend thereon incorporating language as follows:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration has been established, or unless sold pursuant to Rule 144 of the Securities Act of 1933, as amended.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF the LLC AND the LLC MEMBERS

          The LLC and the LLC Members to the best of the LLC Members' knowledge and belief as to the LLC, except with respect to Sections 2.2 and 2.14 hereafter as to which the representation and warranty shall be unqualified as to each the LLC Members' respective interest) hereby represent and warrant as follows:

          2.1 Organization and Good Standing; Ownership of Memberships. The LLC is duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. The LLC is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. The LLC does not have any subsidiaries. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either the LLC or the LLC Members to issue, sell or transfer any stock or other securities of the LLC, except simultaneously herewith.

          2.2 Ownership of Memberships. The LLC Members are the owners of record and beneficially of all of the Memberships of the LLC, all of which Memberships are free and clear of all rights, claims, liens and encumbrances, and which Memberships have not been sold, pledged, assigned or otherwise transferred, except pursuant to this Agreement.

          2.3 Financial Statements, Books and Records. There has been previously
          delivered  to  McCarthy  audited  financial   statements  that  fairly
          represent the financial position of the LLC.

          2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been and there will not be before the date of closing:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of the LLC;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of the LLC, whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of the LLC's capital certificate ;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by the LLC of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

          2.5 Taxes. The LLC has prepared or is in the process of filed all appropriate federal, state and local tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

          2.6 Compliance with Laws. The LLC has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of the LLC.

          2.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Organization or Operating Agreement of the LLC;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the LLC is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the LLC, or upon the properties or business of the LLC; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of the LLC.

          2.8 Actions and Proceedings. There is no outstanding , judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving the LLC. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving the LLC or any of its properties or assets. There is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding that have not been previously disclosed by the LLC or the LLC Members.

          2.9 Brokers or Finders. No broker's or finder's fee will be payable by the LLC in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by the LLC or the Members.

          2.10 Real Estate. The LLC currently own real property, as previously disclosed by the LLC or the LLC Members (The Corner of Bonanza and Main in Las Vegas).

          2.11 Tangible and Intangible Assets. The LLC has full title and interest in all machinery, equipment, furniture, leasehold improvements, real property, fixtures, vehicles, structures, patents, licenses owned or leased or licensed by the LLC, any related capitalized items or other tangible or intangible property material to the business of the LLC (the "Tangible and Intangible Assets"). The LLC holds all rights, title and interest in all the Tangible and Intangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or except encumbrances on real property as previously disclosed by the LLC or the LLC Members (The Corner of Bonanza and Main in Las Vegas). All of the Tangible and Intangible Assets are in good operating condition and repair and are usable in the ordinary course of business of the LLC and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

          2.12 Liabilities. The LLC does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Audited Balance Sheet and current financials. As of the Closing Date, the LLC will not have any Liabilities, other than Liabilities fully and adequately reflected on the Audited Balance Sheet and current financial statements, except for Liabilities incurred in the ordinary course of business.

          2.13 Operations of the LLC. Except as set forth on Schedule 2.13, from the date of the Balance Sheet and through the Closing Date hereof the LLC has not and will not have:

          (i)  incurred  any  indebtedness   for  borrowed  money,   except  for
          developing the real property as previously disclosed by the LLC or the LLC Members (The Corner of Bonanza and Main in Las Vegas) ;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any LLC Member, or made any direct or indirect redemption, retirement, purchase or other acquisition of any Memberships ;

          (iii) made any loan or advance to any LLC Member, officer, manager, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of the LLC except in the ordinary course of business; or

          (vi) materially increased the annual legal of compensation of any executive employee of the LLC;

          (vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of the LLC;

          (viii) issued any equity securities or rights to acquire such equity securities except as stated herein; or

          (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

          2.14 Capitalization. Neither the LLC nor the Members has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued memberships of the LLC.

          2.15 Full Disclosure. No representation or warranty by the LLC or the LLC Members in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to McCarthy pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of the LLC.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF MCCARTHY

          McCarthy hereby represents and warrants to the LLC and the Members as follows:

          3.1 Organization and Good Standing. McCarthy is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted. The authorized capital stock of McCarthy consists of 75,000,000 shares of Common Stock, of which approximately 10,422,000 shares were issued and outstanding as of September 30, 2003. McCarthy is duly licensed or qualified and in good standing as a foreign corporation where the character of the properties owned by McCarthy or the nature of the business transacted by it make such license or qualification necessary. McCarthy does not have any subsidiaries.

          3.2 The McCarthy Shares. The McCarthy Shares to be issued to the LLC Members have been or will have been duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued and non-assessable.

          3.3 Financial Statements; Books and Records. The audited and unaudited financial statements of McCarthy as of June 30, 2003 and September 30, 2003 respectively were, to the best of McCarthy's belief, along with statements of operations for the years then ended previously delivered, prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods, and such financial statements fairly represent the financial position of McCarthy as at such dates and the results of its operations for the years then ended.

          3.4 No Material Adverse Changes. Since September 30, 2003, there has not been:

          (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of McCarthy;

          (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of MCCARTHY , whether or not covered by insurance;

          (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of MCCARTHY 's capital stock;

          (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by McCarthy of any properties or assets; or

          (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

          3.5 Compliance with Laws. McCarthy has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to their businesses which, if not complied with, would materially and adversely affect the business of McCarthy or the trading market for McCarthy's Common Stock.

          3.6 No Breach. the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

          (i) violate any provision of the Articles of Incorporation or By-Laws of MCCARTHY ;

          (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which McCarthy is a party or by or to which it or any of its assets or properties may be bound or subject;

          (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, McCarthy or upon the securities properties or business of MCCARTHY ; or

          (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

          3.7 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving MCCARTHY. There is no action, suit or claim or legal, administrative or arbitral proceeding or (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving McCarthy or any of its properties or assets.

          3.8 Brokers or Finders. No broker's or finder's fee will be payable by McCarthy in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by MCCARTHY .

          3.9 Liabilities. McCarthy does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, mining claims, environmental claims any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the financial statements. As of the Closing Date, McCarthy will not have any Liabilities, other than Liabilities fully and adequately reflected on its Balance Sheet,

          3.10 Operations of MCCARTHY . Since September 30, 2003 and through the Closing Date hereof, McCarthy has not and will not have:

          (i) incurred any indebtedness for borrowed money;

          (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any Memberships in its capital stock;

          (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

          (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

          (v) disposed of any assets of McCarthy except mining claims and related assets in the ordinary course of business; or

          (vi) incurred any compensation for any executive  employee of MCCARTHY
          ;

          (vii) adopted, increased, terminated amended or otherwise modified any plan for the benefit of employees of MCCARTHY ;

          (viii) issued any equity securities or rights to acquire such equity securities except as described herein; or

          (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

          3.11 Authority to Execute and Perform Agreements. McCarthy has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of McCarthy enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by McCarthy of this Agreement, in accordance with its respective terms and conditions will not:

          (i) require the approval or consent of any governmental or regulatory body, the Members of McCarthy or the approval or consent of any other person;

          (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to McCarthy or any instrument, contract or other agreement to which McCarthy is a party or by or to which McCarthy is bound or subject; or

          (iii) result in the creation of any lien or other encumbrance on the assets or properties of MCCARTHY .

          3.12 Full Disclosure. No representation or warranty by McCarthy in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to the LLC or the LLC Members pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of MCCARTHY .

SECTION 4.  COVENANTS

          4.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

          4.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

          4.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

          4.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of two (2) years from the date hereof; provided, however, such obligation shall not apply to information which:

          (i) at the time of disclosure was public knowledge;

          (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

          (iii) the receiving party had within its possession at the time of disclosure.

          4.5 Stock Certificates. At the Closing, the LLC Members shall have delivered the certificates representing the Memberships duly endorsed (or with executed stock powers) so as to make McCarthy the sole owner thereof. At such Closing, McCarthy shall issue to the LLC Members the McCarthy Shares as applicable.

          4.6 Investment Intent. The LLC Members understand that the McCarthy Shares being issued have not been registered or approved for sale by the SEC or any state securities authority.

          4.7. Board of Directors of MCCARTHY . On the Closing Date, the Board of Directors of McCarthy shall elect a slate of Directors to include Haggai Ravid, Moshe Schnappand Yossi Attia and/or other persons designated by the LLC Members.

          4.8 Action by Members of MCCARTHY . On or prior to the Closing Date, the Board of Directors and the Members of McCarthy shall have approved a filing of an Amendment to the Articles of Incorporation of MCCARTHY
          .

SECTION 5.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF MCCARTHY

          Notwithstanding any right of the LLC and the LLC Members fully to investigate the affairs of MCCARTHY , the former shall have the right to rely fully upon the representations, warranties, covenants and agreements of McCarthy contained in this Agreement or in any document delivered by McCarthy or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

SECTION 6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE LLC AND THE LLC MEMBERS

          Notwithstanding any right of McCarthy fully to investigate the affairs of the LLC, McCarthy has the right to rely fully upon the representations, warranties, covenants and agreements of the LLC and the LLC Members contained in this Agreement or in any document delivered to McCarthy by the latter or any of their representatives in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for twelve (12) months following the Closing.

SECTION 7.  INDEMNIFICATION

          7.1 Obligation of McCarthy to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 5, McCarthy hereby agrees to indemnify, defend and hold harmless the LLC and the LLC Members from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of McCarthy contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

          7.2 Obligation of the LLC and the LLC Members to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 6, the LLC and the LLC Members agree to indemnify, defend and hold harmless McCarthy from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.


SECTION 8.  CLOSING

          The Closing shall take place simultaneously with the execution of this Agreement or at such other later time or place as may be agreed upon by the parties hereto. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.


SECTION 9.  MISCELLANEOUS

          9.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

          9.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

          9.3 Assignment. This Agreement is not assignable except by operation of law.

          9.4 Notices. The mailing addresses of both parties of this Agreement shall be as from time to time designated in writing.

          9.5 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

          9.6 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Memberships and the McCarthy Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto. No amendment of this Agreement shall be enforceable unless signed by the party to be charged with performance thereto.

          9.7 Headings. the headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          9.8 Severability of Provisions. the invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

          9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

          9.10 Professional Advice. Each party hereto, including each and every individual member of the LLC, has been provided with adequate opportunity to consult with legal, tax and accounting professionals of their own independent selection regarding the legal, tax and accounting implications of entering into this Agreement and hereby warrants, covenants and agrees that he/she/it has not relied on any oral or written communication or advice by another party or any agent, accountant or attorney of another party except as otherwise specifically set forth herein with respect to the accuracy of financial statements.

          9.11 Expenses. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation the fees and expenses of legal counsel and certified public accountants.

          9.12 Brokers. the parties hereto warrant, covenant and agree that there has been no act or omission by any party hereto that would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee, or other like payment in connection with the transactions contemplated hereby.

          9.13 Successors and Assigns. All rights and obligations created by this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

         9.14     Choice of Law, Binding Arbitration and Attorney's Fees.

          Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including any purchase or exchange of capital stock, shall be resolved under California law without regard to conflicts of laws except insofar as securities issues are concerned which shall be resolved by reference to the federal securities laws through binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Should any arbitration or lawsuit be filed pursuant to or as a consequence of this Agreement, including an action for declaratory relief, the prevailing party shall be entitled to the recovery of reasonable attorney's fees in addition to costs. Venue for any controversy or claim, regardless of whether filed in arbitration or court, shall be in the City of Los Angeles, California. The parties hereto may wish to seek the advice of legal counsel of their own choosing regarding the importance of this paragraph. Execution of this document will result in a waiver of the right to a jury trial and other procedures inherent in civil litigation in the event of a dispute concerning this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


MCCARTHY GENACHE, INC., a Nevada Corporation


By:/s/ Haggai Ravid
Name: Haggai Ravid
Its: Chief Executive Officer


BONANZA REALTY, LLC, a Nevada Limited
Liability Company
By: Moshe Schnapp
Name: Moshe Schnapp
Its: Managing Member

BONANZA REALTY, INC. A NEVADA CORPORATION


By: /s/ Moshe Schnapp
Name: Moshe Schnapp
Its: President